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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Far East Energy Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     (a) the Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 14, 2005                    /s/ Bruce N. Huff
                                        ----------------------------------------
                                        Bruce N. Huff
                                        Chief Financial Officer

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.